SUMMARY PROSPECTUS March 4, 2015

AB All Market Alternative Return Portfolio

Ticker: Class A–AARAX; Class C–AARCX; Advisor Class–AARYX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated March 4, 2015, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.ABglobal.com/links/mf, email a request to prorequest@ABglobal.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

PRO-0160-AMAR-0315

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 23 of the Fund’s Prospectus and in Purchase of Shares—Sales Charge Reduction Programs on page 85 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	.25%	1.00%	None
Other Expenses:
Transfer Agent	.04%	.06%	.04%
Other Expenses	.56%	.56%	.56%

Total Other Expenses(c)	.60%	.62%	.60%

Total Annual Fund Operating Expenses	1.85%	2.62%	1.60%

Fee Waiver and/or Expense Reimbursement(d)	(.30)%	(.32)%	(.30)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.55%	2.30%	1.30%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year.

(c)	Total other expenses are based on estimated amounts for the current fiscal year.

(d)	AllianceBernstein L.P. (the “Adviser”) has contractually agreed to waive its management fees and/or to bear expenses of the Fund through at least March 4, 2016 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.55%, 2.30%, 1.30% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares (“expense limitations”). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s Total Annual Fund Operating Expenses to exceed the expense limitations.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class
After 1 Year	$576	$333	*	$132
After 3 Years	$954	$784		$476

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. The Fund is expected to have a high portfolio turnover rate.

PRINCIPAL STRATEGIES

The Fund seeks to achieve its investment objective primarily by allocating its assets among non-traditional or “alternative” investment strategies (the “Strategies”). The Fund utilizes the Adviser’s fundamental and quantitative research to identify and implement Strategies that in the aggregate are expected to deliver moderate absolute returns with low correlation to traditional asset classes such as equity and fixed-income securities. The Adviser seeks to identify tactical investment opportunities within and across these Strategies and actively adjust the Fund’s exposure to each Strategy and to different approaches within each Strategy in order to improve returns and control risks.

The Adviser allocates the Fund’s assets principally among the following Strategies:

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Equity Hedge: The equity hedge Strategy will involve taking long positions in certain securities or instruments in the expectation that they will increase in value and taking short positions in other securities or instruments in the expectation that they will decrease in value. The Fund may take long positions through the direct purchase of securities and/or through derivative instruments, and may likewise take short positions through short sales and/or derivatives. In a short sale transaction, the Fund sells a security that it does not own (but has borrowed) at its current market price in anticipation that the price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market at a later date and returns it to the lender.

Under this Strategy, the Adviser may consider different factors, such as valuation and price momentum, in determining the securities and instruments in which to take long and short positions. The Fund may invest in one or more countries, and may focus on a specified sector, industry or market capitalization at any given time. This Strategy may include equity volatility strategies, in which the Fund would take long and short positions in equity volatility derivatives (i.e., derivative instruments the return on which explicitly depends on some measure of the volatility of the price of the underlying asset) where the Adviser deems such positions attractive.

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Relative Value: The relative value Strategy seeks to identify and benefit from price discrepancies between and among various currencies, interest rates, credit instruments and commodities. The Strategy will attempt to exploit these discrepancies through long and short positions in related assets. This Strategy may also invest in volatility derivatives related to currencies, interest rates, credit instruments and commodities.

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Macro: The Macro Strategy aims to identify and exploit opportunities across global assets classes and indexes. (The focus on opportunities across asset classes helps differentiate this Strategy from relative value, which focuses on opportunities within asset classes.) This Strategy is driven primarily by considerations relating to asset classes and countries, including considerations of a macroeconomic or technical nature, rather than “bottom-up” individual security analysis. As part of this Strategy, the Fund may invest in all major markets—equity, fixed-income (including both interest rate and credit instruments), real estate investment trusts, or REITs, currencies and commodities, though not always at the same time—and may take both long and short positions in these markets.

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Event Driven: This Strategy seeks to take advantage of information inefficiencies resulting from particular market events or themes. As part of this Strategy, the Fund may take long positions, or both long and short positions, in sectors or countries or in accordance with investment themes to attempt to exploit these inefficiencies. The goal of the Strategy is to profit when the price of an instrument changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the anticipated event. The Adviser will use fundamental and quantitative analysis to seek to take advantage of specific events, and may do so through almost any type of securities or instruments, including equity securities, fixed income securities, currencies or commodities. At those times when the Adviser has not identified any events or themes that it believes the Fund can effectively take advantage of, no Fund assets will be allocated to this Strategy.

In pursuing these Strategies, the Fund expects to invest in a wide range of securities and financial instruments, including equity and fixed-income securities and related derivatives transactions, such as options, futures forwards and swaps. The Fund’s fixed-income investments may be of any quality or maturity and include corporate obligations, obligations of U.S. and foreign governments, and mortgage-backed or other types of asset-backed securities. The Fund may also invest in REITS, currencies and currency derivatives, and commodity derivatives. Some of the Strategies will frequently be implemented through sector-based and index-based derivatives or exchange-traded funds, rather than through specific securities or derivatives related to specific securities.

Derivatives, such as options, futures, forwards and swaps, may provide more efficient and economical exposure to market segments than direct investments. The Fund’s market exposures may at times be achieved almost entirely through the use of derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions, the Adviser will consider factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. The Fund’s use of derivatives is expected to create aggregate notional exposure substantially in excess of the Fund’s net assets, effectively leveraging the

Fund. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a significant portion of the Fund’s assets may be held in cash or invested in cash equivalents, such as short-term U.S. Government and agency securities, repurchase agreements and money market funds.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain such exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein All Market Alternative Return Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and foreign currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

PRINCIPAL RISKS

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Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

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Allocation Risk: The allocation of the Fund’s assets among different Strategies and asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s net asset value, or NAV, when one of these asset classes is performing better or worse than others.

•

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

•

Leverage Risk: Because the Fund intends to use leveraging techniques to a significant extent, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

•

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security or the amount to which the Fund is entitled in a derivatives transaction. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

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Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

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Event Driven Risk: Event Driven investing requires the Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

•	Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

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Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

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Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Brian Brugman	Since Inception	Senior Vice President of the Adviser

Daniel J. Loewy	Since Inception	Senior Vice President of the Adviser

Vadim Zlotnikov	Since Inception	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee-based programs or through other limited or special arrangements approved by the Adviser)	None	None
Class A shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund.	None	None

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRO-0160-AMAR-0315

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